UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 2, 2012
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2012, at a meeting of Midway Gold Corp.’s (the “Registrant”) board of directors (the “Board”), the Board voted to increase the number of directors constituting the full Board from 5 to 6 and to appoint Nathaniel E. Klein as a director to fill the vacancy to the Board.  Mr. Klein’s appointment will be effective as of the Board’s next regularly scheduled meeting in November.

Mr. Klein is a Vice President at Hale Capital Partners, New York with a focus on investing in micro-cap and small-cap public companies. His experience includes evaluation and investments in natural resource, industrial, and technology sectors. Prior to joining Hale, Mr. Klein was an Associate for Highbridge Capital Management, a multi-billion dollar, multi-strategy fund majority owned by JP Morgan & Chase, where he focused on structured finance deals and special situations. Prior to joining Highbridge, Mr. Klein was an Analyst at Sage Capital Growth, a multi-strategy private equity fund, where he was involved in investing in public and private companies in real estate, natural resources, energy assets and various other opportunities. Mr. Klein earned a B.A. from Franklin & Marshall College with honors and was awarded The Wall Street Journal Award.

Mr. Klein is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers. The Registrant has not engaged in any transaction in which Mr. Klein or a person related to Mr. Klein had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of its directors, officers and Mr. Klein pursuant to which he was selected to serve as a director of the Registrant.

Item 7.01. Regulation FD Disclosure.

On August  6, 2012, the Registrant issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1 announcing the appointment of Mr. Klein as director of the Registrant, and on August 7, 2012, the Registrant issued the press release attached to this Current Report on Form 8-K as Exhibit 99.2 announcing the Registrant’s second quarter 2012 financial results. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated August 6, 2012
99.2	Press Release, dated August 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: August 8, 2012	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk President, Chairman and Chief Executive Officer

EXHIBIT INDEX

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated August 6, 2012
99.2	Press Release, dated August 7, 2012